UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2021

BrandywineGLOBAL —

DYNAMIC US LARGE CAP

VALUE FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation by quantitatively investing in U.S. equities.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Dynamic US Large Cap Value Fund for the twelve-month reporting period ended September 30, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 29, 2021

II	BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation by quantitatively investing in U.S. equities. The Fund will only invest in U.S. traded companies, which may include companies incorporated outside the U.S. which conduct a significant portion of their activities in the U.S. and are considered U.S. companies in the Russell U.S. indices. The Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Indexi. The Fund may have significant positions in particular sectors from time to time. In addition, the Fund may engage in active and frequent trading to achieve its investment objective.

We at Brandywine Global Investment Management, LLC, the Fund’s subadviser, use a proprietary quantitative model to identify investments for the Fund. To identify equity investments, the proprietary model evaluates multiple quantitative characteristics for each potential stock investment and applies specific rules to select stocks for investment based on these characteristics. The Fund will typically invest in a stock when the large capitalization threshold and its price-to-earnings (“P/E”)ii or price-to-book (“P/B”)iii ratios indicate a potentially attractive valuation and the quantitative model ranks it with a high multifactor score.

Our quantitative model seeks to identify stocks that appear to have upside potential and relatively low downside risk to the Russell 1000 Value Indexiv. The quantitative model analyzes factors regarding a stock’s valuation and quality, as well as market sentiment toward a stock, to select stocks that may have the potential to outperform the benchmark, the Russell 1000 Value Index. The Fund expects to hold approximately 75-150 stocks under normal market conditions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The twelve-month reporting period ended September 30, 2021 began on a positive note, with strong U.S. equity returns and positive performance for value investing in the fourth quarter 2020. The economy, financial markets and societies around the globe have gone through a tremendous amount of change over the last eighteen months. At times it is hard to grasp all that has transpired in such a short period of time. We know that change is a constant however the rate of change for even the most basic functions such as going to work, a store or a restaurant has been mind-boggling. Simple everyday tasks became sources of stress as rules were suggested, written, reversed, then changed again out of an abundance of caution. We are still in a very low interest rate environment however, over the past year the yield on the ten-year Treasury doubled from 0.66% to 1.49%. Brexit disruption is not viewed as much of a global concern any longer which has shifted to the impact of

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	1

Fund overview (cont’d)

inflation and supply chain disruptions to the U.S. economy. If the pandemic had not occurred, we might still be focusing on very minor upticks / downticks in gross domestic product (GDP)v and the unemployment rate as was the case prior to the start of 2020. Thanks to massive stimulus and central bank intervention, the U.S. witnessed the quickest recovery from a very short and deep recession that ended a decade long expansion since the real estate bubble. Questions remain if the economy can resume on its own and replace the presumed ending of the social stimulus packages, the size of which are quite incredible to contemplate. Also, the rates of change that we have witnessed can still seem disorienting compared to the last few decades. Today’s concerns seem just as pressing about whether this expected spike in inflation we are experiencing will abate in the coming months while the politicians push the debt ceiling higher attempting to fix other issues. Or will there be more lasting effects from this recession such as the supply chain disruptions.

Q. How did we respond to these changing market conditions?

A. Our strategy utilizes a dynamic shifting tool which is a timing model that quantitatively evaluates market conditions to shift the Fund between investment models appropriate for broad value and for deep value environments. The dynamic shifting tool triggers changes at relatively infrequent intervals historically ranging from two to seven years. The shifts result from quantitative signals that we believe indicate whether market valuations are compressed and likely to expand or valuations are wide and likely to contract. Our investment models for the different environments are all value based, sharing many of the same factors with differing exposures. By shifting investment models based on the expected market environment, we improve the odds that we capture the appropriate factor exposures to enhance excess return and minimize underperformance against the Russell 1000 Index. We shifted the model on August 6, 2020 from the broad value to the deep value model. Typically, we expect the model to shift every two to seven years.

Our investment strategy is based on the consistent application of our investment philosophy which relies on long term equity factors and market relationships while avoiding emotional reactions to near term events. We respond to volatile environments by the consistent, disciplined execution of our investment strategy. This process has been back tested over forty years of varied conditions, and while we recognize it will not excel in every situation, we do believe it will outperform over most three to five years period. We are aware of the macro implications of events for specific securities, but do not alter our primary focus on value, quality, and favorable sentiment factors.

Performance review

For the twelve months ended September 30, 2021, Class IS shares of BrandywineGLOBAL — Dynamic US Large Cap Value Fund returned 41.75%. The Fund’s unmanaged benchmarks, the Russell 1000 Value Index and the S&P 500 Indexvi, returned 35.01% and 30.00%, respectively, for the same period. The Lipper Multi-Cap Value Funds Category Averagevii returned 38.74% over the same time frame.

2	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

Performance Snapshot as of September 30, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Dynamic US Large Cap Value Fund:
Class A	4.14%	41.18%
Class C	3.76%	40.30%
Class R	3.99%	40.82%
Class I	4.32%	41.83%
Class IS	4.32%	41.75%
Russell 1000 Value Index	4.39%	35.01%
S&P 500 Index	9.18%	30.00%
Lipper Multi-Cap Value Funds Category Average	4.41%	38.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The Fund is the successor to a private fund (the “Predecessor”). On October 31, 2014, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 29, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.14%, 1.82%, 1.54%, 0.76% and 0.72%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.85% for Class C shares, 1.35% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses of Class IS shares will not exceed the ratio of total annual fund operating expenses of Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for Class A, Class R, Class I and Class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	3

Fund overview (cont’d)

prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned, or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Positive stock selection in capital markets and an overweight position in Financials was our largest contributor to performance on a sector basis. Also beneficial was our positive stock selection in Industrials from names in trading companies & distributors, building products and aerospace & defense. Underweight positions in Consumer Staples combined with positive stock selection from names in food products generated positive excess return. From a factor perspective, our overweight exposure to companies buying back shares was the largest contributor followed by our underweight to the lowest quartile of stocks based on price volatility and overweight the highest two volatility quartiles. Value as a style outperformed over the past twelve months thus our overweighting to stocks with low price to earnings ratios was a large contributor to performance.

Q. What were the leading detractors from performance?

A. Our largest detractor to performance was attributed to our underweight in Energy. Poor stock selection in biotechnology within Health Care was a major detractor, while stock selection detracted from performance within Consumer Discretionary from household durables, internet & direct marketing and automobiles. From a factor perspective our overweight stocks with high return on equity ratios and underweight companies with low return on equity ratios was the largest detractor followed by our underweight in stocks with low price momentum.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the last twelve months the largest sector increase came from purchasing banks within Financials followed by our increase in Health Care from purchasing names in healthcare provider and services. Our weight in Consumer Staples increased as we bought names in the food products industry. Our largest sector decline was in the Industrials sector primarily from selling names in electrical equipment & machinery. Selling names in internet & direct marketing retail and household durables decreased our weight in Consumer Discretionary followed by our decrease in Energy from selling names in oil gas & consumable fuels.

4	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

Thank you for your investment in BrandywineGLOBAL — Dynamic US Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment Management, LLC

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment Management, LLC

Michael Fleisher

Portfolio Manager

Brandywine Global Investment Management, LLC

October 15, 2021

RISKS: Equity securities are subject to market and price fluctuations. Large-capitalization value stocks may underperform the overall equity market for long periods. The subadviser’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The subadviser’s quantitative investment model may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. In addition, the investment model used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the model. The value of the Fund’s investments held for cash management or defensive investing purposes may be affected by changing interest rates and changes in the underlying investments’ credit ratings. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2021 were: Goldman Sachs Group Inc. (4.7%), Bank of America Corp. (4.5%), Intel Corp. (4.1%), General Motors Co. (4.1%), Cigna Corp. (3.4%), Citigroup Inc. (3.4%), JPMorgan Chase & Co. (2.8%), Anthem Inc. (2.5%), Nucor Corp. (2.4%), and US Bancorp (2.3%). Please refer to pages 13 through 17 for a list and percentage breakdown of the Fund’s holdings.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	5

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2021 were: Financials (34.9%), Health Care (15.8%), Consumer Discretionary (12.7%), Information Technology (8.0%), and Materials (5.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

iii	The price-to-book (“P/B”) ratio is a stock’s price divided by the stock’s per share book value.

iv

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

vii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 625 funds for the six-month period and among the 622 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2021 and September 30, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2021 and held for the six months ended September 30, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.14%	$1,000.00	$1,041.40	1.06%	$5.42	Class A	5.00%	$1,000.00	$1,019.75	1.06%	$5.37
Class C	3.76	1,000.00	1,037.60	1.72	8.79	Class C	5.00	1,000.00	1,016.44	1.72	8.69
Class R	3.99	1,000.00	1,039.90	1.35	6.90	Class R	5.00	1,000.00	1,018.30	1.35	6.83
Class I	4.32	1,000.00	1,043.20	0.72	3.69	Class I	5.00	1,000.00	1,021.46	0.72	3.65
Class IS	4.32	1,000.00	1,043.20	0.65	3.33	Class IS	5.00	1,000.00	1,021.81	0.65	3.29

8	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

[1]	For the six months ended September 30, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	9

Fund performance (unaudited)

BrandywineGLOBAL — Dynamic US Large Cap Value Fund (the “Fund”) is the successor to a private fund (the “Predecessor”). The performance in the accompanying table and line graph for Class IS shares includes performance of the Predecessor. The Predecessor’s inception date was December 27, 2006. On October 31, 2014, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance could have been adversely affected, but these restrictions are not expected to have a material effect on the Fund’s investment program. The performance information reflects the gross expenses of the Predecessor adjusted to reflect the higher fees and expenses of Class IS of the Fund. The performance is shown net of an annual management fee of 0.55% and other expenses of 0.10% which reflects the application of the Class IS expense limitation agreement. If the expense limitation agreement were not applicable, expenses would be higher and performance lower.

The Predecessor did not have distribution policies. The Predecessor was an unregistered private fund, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/21	41.18%	40.30%	40.82%	41.83%	41.75%
Five Years Ended 9/30/21	13.79	12.94	13.49	14.20	14.27
Ten Years Ended 9/30/21	N/A	N/A	N/A	N/A	15.85
Inception* through 9/30/21	10.39	9.57	10.09	10.74	—

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/21	33.06%	39.30%	40.82%	41.83%	41.75%
Five Years Ended 9/30/21	12.45	12.94	13.49	14.20	14.27
Ten Years Ended 9/30/21	N/A	N/A	N/A	N/A	15.85
Inception* through 9/30/21	9.45	9.57	10.09	10.74	—

Cumulative total returns[1]
Without sales charges
Class A (Inception date of 11/3/14 through 9/30/21)	97.99%
Class C (Inception date of 11/3/14 through 9/30/21)	88.04
Class R (Inception date of 11/3/14 through 9/30/21)	94.24
Class I (Inception date of 11/3/14 through 9/30/21)	102.33
Class IS (9/30/11 through 9/30/21)	335.47

10	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are November 3, 2014, November 3, 2014, November 3, 2014, November 3, 2014 and December 27, 2006, respectively.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL  —  Dynamic US Large Cap Value Fund vs. Russell 1000 Value Index and S&P 500 Index† — September 2011 — September 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Dynamic US Large Cap Value Fund on September 30, 2011 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2021 (Performance prior to October 31, 2014 on this chart is that of the Fund’s Predecessor). The hypothetical illustration also assumes a $1,000,000 investment in the Russell 1000 Value Index and the S&P 500 Index (each an “Index” and together, the “Indices”). The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

Schedule of investments

September 30, 2021

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 95.7%
Communication Services — 4.1%
Diversified Telecommunication Services — 1.3%
AT&T Inc.	35,863	$968,660
Verizon Communications Inc.	34,049	1,838,986
Total Diversified Telecommunication Services		2,807,646
Entertainment — 0.6%
Walt Disney Co.	7,860	1,329,676	*
Media — 2.2%
Comcast Corp., Class A Shares	21,355	1,194,385
Fox Corp., Class A Shares	57,234	2,295,656
Nexstar Media Group Inc., Class A Shares	10,245	1,556,830
Total Media		5,046,871
Total Communication Services		9,184,193
Consumer Discretionary — 12.7%
Automobiles — 4.1%
General Motors Co.	173,826	9,162,368	*
Diversified Consumer Services — 0.7%
Service Corp. International	27,699	1,669,142
Household Durables — 4.9%
DR Horton Inc.	46,962	3,943,399
Mohawk Industries Inc.	17,448	3,095,275	*
PulteGroup Inc.	48,922	2,246,499
Toll Brothers Inc.	31,911	1,764,359
Total Household Durables		11,049,532
Multiline Retail — 0.8%
Dollar Tree Inc.	9,640	922,741	*
Kohl’s Corp.	19,580	922,022
Total Multiline Retail		1,844,763
Specialty Retail — 2.2%
Advance Auto Parts Inc.	12,800	2,673,792
AutoNation Inc.	18,557	2,259,500	*
Total Specialty Retail		4,933,292
Total Consumer Discretionary		28,659,097
Consumer Staples — 4.7%
Food & Staples Retailing — 1.4%
Kroger Co.	7,859	317,739
Sysco Corp.	17,041	1,337,719
Walmart Inc.	10,501	1,463,629
Total Food & Staples Retailing		3,119,087

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	13

Schedule of investments (cont’d)

September 30, 2021

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Food Products — 1.6%
Darling Ingredients Inc.	25,866	$1,859,766	*
JM Smucker Co.	15,498	1,860,225
Total Food Products		3,719,991
Household Products — 1.7%
Procter & Gamble Co.	27,719	3,875,116
Total Consumer Staples		10,714,194
Energy — 2.2%
Oil, Gas & Consumable Fuels — 2.2%
EOG Resources Inc.	12,920	1,037,088
Kinder Morgan Inc.	77,390	1,294,735
Marathon Oil Corp.	85,962	1,175,100
ONEOK Inc.	16,620	963,794
Targa Resources Corp.	12,084	594,654
Total Energy		5,065,371
Financials — 34.9%
Banks — 16.9%
Bank of America Corp.	237,827	10,095,756
Bank OZK	7,333	315,172
BOK Financial Corp.	3,525	315,664
Citigroup Inc.	110,910	7,783,664
Citizens Financial Group Inc.	39,706	1,865,388
East-West Bancorp Inc.	16,103	1,248,627
Fifth Third Bancorp	24,608	1,044,364
First Citizens BancShares Inc., Class A Shares	579	488,195
JPMorgan Chase & Co.	39,300	6,433,017
KeyCorp	33,645	727,405
Popular Inc.	5,539	430,214
Regions Financial Corp.	33,236	708,259
Synovus Financial Corp.	5,132	225,243
US Bancorp	89,011	5,290,814
Valley National Bancorp	16,974	225,924
Zions Bancorp NA	16,273	1,007,136
Total Banks		38,204,842
Capital Markets — 7.2%
Affiliated Managers Group Inc.	2,679	404,770
Goldman Sachs Group Inc.	28,027	10,595,047
Invesco Ltd.	47,936	1,155,737
Jefferies Financial Group Inc.	26,257	974,923
State Street Corp.	36,581	3,099,142
Total Capital Markets		16,229,619

See Notes to Financial Statements.

14	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Consumer Finance — 5.3%
Ally Financial Inc.	42,353	$2,162,121
Capital One Financial Corp.	21,273	3,445,588
Credit Acceptance Corp.	1,380	807,714	*
OneMain Holdings Inc.	13,531	748,670
Santander Consumer USA Holdings Inc.	35,464	1,478,849
SLM Corp.	24,030	422,928
Synchrony Financial	60,964	2,979,920
Total Consumer Finance		12,045,790
Diversified Financial Services — 1.4%
Berkshire Hathaway Inc., Class B Shares	11,203	3,057,747	*
Insurance — 4.1%
Aflac Inc.	39,314	2,049,439
Allstate Corp.	32,382	4,122,552
American Financial Group Inc.	3,564	448,458
Arch Capital Group Ltd.	13,935	532,038	*
Lincoln National Corp.	6,702	460,762
MetLife Inc.	13,468	831,380
Progressive Corp.	10,243	925,865
Total Insurance		9,370,494
Total Financials		78,908,492
Health Care — 15.8%
Biotechnology — 4.3%
Amgen Inc.	6,306	1,340,971
Biogen Inc.	12,011	3,398,993	*
Regeneron Pharmaceuticals Inc.	8,388	5,076,250	*
Total Biotechnology		9,816,214
Health Care Providers & Services — 9.3%
Anthem Inc.	15,001	5,592,373
Cigna Corp.	38,926	7,791,428
DaVita Inc.	30,988	3,602,665	*
Molina Healthcare Inc.	8,225	2,231,525	*
Quest Diagnostics Inc.	11,970	1,739,360
Total Health Care Providers & Services		20,957,351
Pharmaceuticals — 2.2%
Johnson & Johnson	15,881	2,564,781
Merck & Co. Inc.	8,778	659,316
Pfizer Inc.	40,041	1,722,163
Total Pharmaceuticals		4,946,260
Total Health Care		35,719,825

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	15

Schedule of investments (cont’d)

September 30, 2021

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Industrials — 4.6%
Aerospace & Defense — 1.4%
Howmet Aerospace Inc.	74,574	$2,326,709
Textron Inc.	12,630	881,700
Total Aerospace & Defense		3,208,409
Construction & Engineering — 0.4%
AECOM	9,485	598,978	*
EMCOR Group Inc.	2,540	293,065
Total Construction & Engineering		892,043
Electrical Equipment — 0.1%
Acuity Brands Inc.	780	135,229
Machinery — 1.1%
Caterpillar Inc.	13,495	2,590,635
Professional Services — 1.2%
CACI International Inc., Class A Shares	4,851	1,271,447	*
ManpowerGroup Inc.	12,513	1,354,908
Total Professional Services		2,626,355
Road & Rail — 0.4%
Knight-Swift Transportation Holdings Inc.	18,424	942,387
Total Industrials		10,395,058
Information Technology — 8.0%
Electronic Equipment, Instruments & Components — 1.3%
Arrow Electronics Inc.	16,292	1,829,429	*
SYNNEX Corp.	11,008	1,145,933
Total Electronic Equipment, Instruments & Components		2,975,362
IT Services — 0.7%
Amdocs Ltd.	20,789	1,573,935
Semiconductors & Semiconductor Equipment — 4.1%
Intel Corp.	172,493	9,190,427
Software — 1.9%
j2 Global Inc.	4,594	627,632	*
Oracle Corp.	41,850	3,646,391
Total Software		4,274,023
Total Information Technology		18,013,747
Materials — 5.1%
Chemicals — 1.5%
Corteva Inc.	59,050	2,484,824
DuPont de Nemours Inc.	11,790	801,602
Total Chemicals		3,286,426
Metals & Mining — 3.5%
Alcoa Corp.	10,470	512,402	*

See Notes to Financial Statements.

16	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Metals & Mining — continued
Nucor Corp.	54,154	$5,333,627
Steel Dynamics Inc.	36,545	2,137,152
Total Metals & Mining		7,983,181
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	3,480	213,568
Total Materials		11,483,175
Utilities — 3.6%
Electric Utilities — 2.2%
American Electric Power Co. Inc.	5,938	482,047
Duke Energy Corp.	5,938	579,489
Exelon Corp.	14,540	702,864
NextEra Energy Inc.	17,935	1,408,256
Southern Co.	28,800	1,784,736
Total Electric Utilities		4,957,392
Multi-Utilities — 1.4%
Dominion Energy Inc.	42,717	3,119,195
Total Utilities		8,076,587
Total Common Stocks (Cost — $175,350,824)		216,219,739
Investments in Underlying Funds — 0.3%
iShares Trust, iShares Russell 1000 Value ETF (Cost — $570,434)	4,284	670,489
Total Investments before Short-Term Investments (Cost — $175,921,258)		216,890,228

	Rate
Short-Term Investments — 3.8%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $8,497,556)	0.010%	8,497,556	8,497,556	(a)
Total Investments — 99.8% (Cost — $184,418,814)			225,387,784
Other Assets in Excess of Liabilities — 0.2%			552,143
Total Net Assets — 100.0%			$225,939,927

*	Non-income producing security.
(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2021, the total market value of investments in Affiliated Companies was $8,497,556 and the cost was $8,497,556 (Note 8).

Abbreviation(s) used in this schedule:

ETF — Exchange-Traded Fund

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	17

Statement of assets and liabilities

September 30, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $175,921,258)	$216,890,228
Investments in affiliated securities, at value (Cost — $8,497,556)	8,497,556
Receivable for Fund shares sold	495,549
Dividends and interest receivable	193,718
Prepaid expenses	52,758
Total Assets	226,129,809

Liabilities:
Investment management fee payable	104,982
Audit and tax fees payable	34,421
Payable for Fund shares repurchased	21,038
Fund accounting fees payable	17,246
Service and/or distribution fees payable	2,627
Trustees’ fees payable	1,919
Accrued expenses	7,649
Total Liabilities	189,882
Total Net Assets	$225,939,927

Net Assets:
Par value (Note 7)	$146
Paid-in capital in excess of par value	151,353,132
Total distributable earnings (loss)	74,586,649
Total Net Assets	$225,939,927

Net Assets:
Class A	$9,492,921
Class C	$702,123
Class R	$167,408
Class I	$8,468,662
Class IS	$207,108,813

Shares Outstanding:
Class A	617,869
Class C	46,278
Class R	10,878
Class I	548,285
Class IS	13,402,371

Net Asset Value:
Class A (and redemption price)	$15.36
Class C*	$15.17
Class R (and redemption price)	$15.39
Class I (and redemption price)	$15.45
Class IS (and redemption price)	$15.45

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.30

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

Statement of operations

For the Year Ended September 30, 2021

Investment Income:
Dividends	$4,430,567
Interest from unaffiliated investments	473
Interest from affiliated investments	201
Less: Foreign taxes withheld	(859)
Total Investment Income	4,430,382

Expenses:
Investment management fee (Note 2)	1,212,680
Registration fees	76,911
Fund accounting fees	69,497
Audit and tax fees	34,473
Legal fees	28,428
Trustees’ fees	26,694
Service and/or distribution fees (Notes 2 and 5)	26,563
Transfer agent fees (Note 5)	18,681
Shareholder reports	4,147
Custody fees	2,751
Insurance	2,733
Miscellaneous expenses	7,587
Total Expenses	1,511,145
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(42,534)
Net Expenses	1,468,611
Net Investment Income	2,961,771

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	32,207,663
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	37,367,443
Net Gain on Investments	69,575,106
Increase in Net Assets From Operations	$72,536,877

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	19

Statements of changes in net assets

For the Years Ended September 30,	2021	2020

Operations:
Net investment income	$2,961,771	$2,837,296
Net realized gain	32,207,663	7,216,119
Change in net unrealized appreciation (depreciation)	37,367,443	(6,989,136)
Increase in Net Assets From Operations	72,536,877	3,064,279

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(10,154,684)	(7,006,270)
Decrease in Net Assets From Distributions to Shareholders	(10,154,684)	(7,006,270)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	26,788,734	33,664,850
Reinvestment of distributions	10,148,818	7,002,253
Cost of shares repurchased	(50,320,483)	(37,930,251)
Increase (Decrease) in Net Assets From Fund Share Transactions	(13,382,931)	2,736,852
Increase (Decrease) in Net Assets	48,999,262	(1,205,139)

Net Assets:
Beginning of year	176,940,665	178,145,804
End of year	$225,939,927	$176,940,665

See Notes to Financial Statements.

20	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.42	$11.70	$12.97	$11.68	$10.04

Income (loss) from operations:
Net investment income	0.13	0.15	0.16	0.12	0.11
Net realized and unrealized gain (loss)	4.42	0.02	(0.30)	1.49	1.65
Total income (loss) from operations	4.55	0.17	(0.14)	1.61	1.76

Less distributions from:
Net investment income	(0.11)	(0.13)	(0.15)	(0.07)	(0.12)
Net realized gains	(0.50)	(0.32)	(0.98)	(0.25)	—
Total distributions	(0.61)	(0.45)	(1.13)	(0.32)	(0.12)

Net asset value, end of year	$15.36	$11.42	$11.70	$12.97	$11.68
Total return[2]	41.18%	1.22%	(0.47)%	13.95%	17.70%

Net assets, end of year (000s)	$9,493	$5,923	$8,124	$7,870	$5,306

Ratios to average net assets:
Gross expenses	1.08%	1.17%[3]	1.17%[3]	1.14%[3]	1.35%[3]
Net expenses[4,5]	1.06	1.10 [3]	1.10 [3]	1.10 [3]	1.07 [3]
Net investment income	0.93	1.30	1.42	0.94	1.04

Portfolio turnover rate	83%	141%	126%	91%	83%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.27	$11.54	$12.80	$11.55	$9.92

Income (loss) from operations:
Net investment income	0.03	0.06	0.08	0.02	0.03
Net realized and unrealized gain (loss)	4.39	0.01	(0.31)	1.48	1.63
Total income (loss) from operations	4.42	0.07	(0.23)	1.50	1.66

Less distributions from:
Net investment income	(0.02)	(0.02)	(0.05)	—	(0.03)
Net realized gains	(0.50)	(0.32)	(0.98)	(0.25)	—
Total distributions	(0.52)	(0.34)	(1.03)	(0.25)	(0.03)

Net asset value, end of year	$15.17	$11.27	$11.54	$12.80	$11.55
Total return[2]	40.30%	0.35%	(1.15)%	13.11%	16.76%

Net assets, end of year (000s)	$702	$338	$732	$808	$726

Ratios to average net assets:
Gross expenses	1.75%	1.91%[3]	1.92%[3]	1.89%[3]	2.01%[3]
Net expenses[4,5]	1.73	1.85 [3]	1.85 [3]	1.85 [3]	1.79 [3]
Net investment income	0.24	0.52	0.67	0.18	0.32

Portfolio turnover rate	83%	141%	126%	91%	83%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

22	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class R Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.43	$11.72	$12.96	$11.68	$10.03

Income (loss) from operations:
Net investment income	0.09	0.12	0.13	0.08	0.06
Net realized and unrealized gain (loss)	4.43	0.01	(0.30)	1.51	1.66
Total income (loss) from operations	4.52	0.13	(0.17)	1.59	1.72

Less distributions from:
Net investment income	(0.06)	(0.10)	(0.09)	(0.06)	(0.07)
Net realized gains	(0.50)	(0.32)	(0.98)	(0.25)	—
Total distributions	(0.56)	(0.42)	(1.07)	(0.31)	(0.07)

Net asset value, end of year	$15.39	$11.43	$11.72	$12.96	$11.68
Total return[2]	40.82%	0.96%	(0.71)%	13.76%	17.25%

Net assets, end of year (000s)	$167	$73	$170	$210	$264

Ratios to average net assets:
Gross expenses	1.61%	1.56%[3]	1.53%[3]	1.47%[3]	1.65%
Net expenses[4,5]	1.35	1.35 [3]	1.35 [3]	1.35 [3]	1.33
Net investment income	0.61	1.01	1.15	0.67	0.54

Portfolio turnover rate	83%	141%	126%	91%	83%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.47	$11.76	$13.03	$11.72	$10.05

Income (loss) from operations:
Net investment income	0.17	0.19	0.20	0.16	0.15
Net realized and unrealized gain (loss)	4.46	0.01	(0.30)	1.50	1.66
Total income (loss) from operations	4.63	0.20	(0.10)	1.66	1.81

Less distributions from:
Net investment income	(0.15)	(0.17)	(0.19)	(0.10)	(0.14)
Net realized gains	(0.50)	(0.32)	(0.98)	(0.25)	—
Total distributions	(0.65)	(0.49)	(1.17)	(0.35)	(0.14)

Net asset value, end of year	$15.45	$11.47	$11.76	$13.03	$11.72
Total return[2]	41.83%	1.49%	(0.09)%	14.38%	18.10%

Net assets, end of year (000s)	$8,469	$1,063	$1,432	$1,690	$1,418

Ratios to average net assets:
Gross expenses	0.74%	0.81%[3]	0.82%[3]	0.80%[3]	1.00%[3]
Net expenses[4,5]	0.72	0.75 [3]	0.75 [3]	0.75 [3]	0.74 [3]
Net investment income	1.17	1.68	1.76	1.29	1.39

Portfolio turnover rate	83%	141%	126%	91%	83%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

24	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.49	$11.77	$13.04	$11.72	$10.06

Income (loss) from operations:
Net investment income	0.19	0.20	0.22	0.17	0.15
Net realized and unrealized gain (loss)	4.44	0.02	(0.31)	1.51	1.65
Total income (loss) from operations	4.63	0.22	(0.09)	1.68	1.80

Less distributions from:
Net investment income	(0.17)	(0.18)	(0.20)	(0.11)	(0.14)
Net realized gains	(0.50)	(0.32)	(0.98)	(0.25)	—
Total distributions	(0.67)	(0.50)	(1.18)	(0.36)	(0.14)

Net asset value, end of year	$15.45	$11.49	$11.77	$13.04	$11.72
Total return[2]	41.75%	1.66%	0.01%	14.51%	18.07%

Net assets, end of year (millions)	$207	$170	$168	$156	$146

Ratios to average net assets:
Gross expenses	0.67%	0.71%[3]	0.72%[3]	0.72%[3]	0.86%[3]
Net expenses[4,5]	0.65	0.65 [3]	0.65 [3]	0.65 [3]	0.65 [3]
Net investment income	1.37	1.75	1.88	1.37	1.42

Portfolio turnover rate	83%	141%	126%	91%	83%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Dynamic US Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the

26	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	27

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$216,219,739	—	—	$216,219,739
Investments in Underlying Funds	670,489	—	—	670,489
Total Long-Term Investments	216,890,228	—	—	216,890,228
Short-Term Investments†	8,497,556	—	—	8,497,556
Total Investments	$225,387,784	—	—	$225,387,784

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

28	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

(e) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 90% of the net management fee it receives from the Fund.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	29

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.10%, 1.85%, 1.35%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended September 30, 2021, fees waived and/or expenses reimbursed amounted to $42,534, which included an affiliated money market fund waiver of $66.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires September 30, 2022	$5,584	$538	$299	$1,012	$107,553
Expires September 30, 2023	4,770	269	249	862	97,751
Expires September 30, 2024	1,214	78	388	520	32,609
Total fee waivers/expense reimbursements subject to recapture	$11,568	$885	$936	$2,394	$237,913

For the year ended September 30, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

30	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

For the year ended September 30, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$2,652
CDSCs	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of September 30, 2021, Franklin Resources and its affiliates owned 43% of the Fund.

3. Investments

During the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$175,271,306
Sales	200,838,421

At September 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$185,474,562	$42,812,619	$(2,899,397)	$39,913,222

4. Derivative instruments and hedging activities

During the year ended September 30, 2021, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	31

Notes to financial statements (cont’d)

For the year ended September 30, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$20,554	$13,224
Class C	5,248	461
Class R	761	674
Class I	—	2,448
Class IS	—	1,874
Total	$26,563	$18,681

For the year ended September 30, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,530
Class C	99
Class R	395
Class I	752
Class IS	39,758
Total	$42,534

6. Distributions to shareholders by class

	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Investment Income:
Class A	$56,148	$86,815
Class C	451	1,127
Class R	401	1,684
Class I	12,753	21,560
Class IS	2,430,262	2,388,823
Total	$2,500,015	$2,500,009
Net Realized Gains:
Class A	$260,153	$216,976
Class C	15,126	17,169
Class R	3,121	5,072
Class I	42,499	40,279
Class IS	7,333,770	4,226,765
Total	$7,654,669	$4,506,261

32	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

7. Shares of beneficial interest

At September 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	156,732	$2,395,081	22,586	$257,828
Shares issued on reinvestment	25,473	315,097	25,392	302,923
Shares repurchased	(83,108)	(1,249,432)	(223,430)	(2,283,455)
Net increase (decrease)	99,097	$1,460,746	(175,452)	$(1,722,704)

Class C
Shares sold	16,591	$250,423	—	—
Shares issued on reinvestment	894	10,993	1,279	$15,147
Shares repurchased	(1,169)	(18,108)	(34,730)	(396,015)
Net increase (decrease)	16,316	$243,308	(33,451)	$(380,868)

Class R
Shares sold	9,357	$135,141	10,792	$126,211
Shares issued on reinvestment	277	3,444	565	6,756
Shares repurchased	(5,175)	(79,897)	(19,405)	(210,810)
Net increase (decrease)	4,459	$58,688	(8,048)	$(77,843)

Class I
Shares sold	594,754	$9,207,028	36,380	$445,689
Shares issued on reinvestment	4,456	55,252	5,175	61,839
Shares repurchased	(143,554)	(2,179,413)	(70,748)	(804,374)
Net increase (decrease)	455,656	$7,082,867	(29,193)	$(296,846)

Class IS
Shares sold	1,036,338	$14,801,061	2,861,444	$32,835,122
Shares issued on reinvestment	787,422	9,764,032	553,606	6,615,588
Shares repurchased	(3,181,922)	(46,793,633)	(2,904,002)	(34,235,597)
Net increase (decrease)	(1,358,162)	$(22,228,540)	511,048	$5,215,113

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

all or some portion of the year ended September 30, 2021. The following transactions were effected in such company for the year ended September 30, 2021.

	Affiliate Value at September 30,	Purchased		Sold
	2020	Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$23,368,649	23,368,649	$14,871,093	14,871,093

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$201	—	$8,497,556

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$2,500,015	$2,539,673
Net long-term capital gains	7,654,669	4,466,597
Total distributions paid	$10,154,684	$7,006,270

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$28,038,303
Undistributed long-term capital gains — net	6,669,781
Total undistributed earnings	$34,708,084
Other book/tax temporary differences(a)	(34,657)
Unrealized appreciation (depreciation)(b)	39,913,222
Total distributable earnings (loss) — net	$74,586,649

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.
(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in certain investments.

34	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Dynamic US Large Cap Value Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

36	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2021 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust.

Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustee	For	Withheld
Paul R. Ades	11,915,712,078	203,516,727
Andrew L. Breech	11,923,087,811	196,140,993
Althea L. Duersten	11,972,830,693	146,398,111
Stephen R. Gross	11,919,258,594	199,970,210
Susan M. Heilbron	11,970,320,096	148,908,708
Howard J. Johnson	11,919,503,553	199,725,251
Arnold L. Lehman	11,920,774,188	198,454,617
Robin J.W. Masters	11,971,843,764	147,385,040
Jerome H. Miller	11,919,153,082	200,075,722
Ken Miller	11,922,645,083	196,583,722
G. Peter O’Brien	11,919,113,936	200,114,868
Thomas F. Schlafly	11,917,628,123	201,600,682
Jane Trust	11,985,902,999	133,325,805

The above Trustees have also been elected to serve as board members of other mutual funds within the Franklin Templeton fund complex.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Dynamic US Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

38	BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years

Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

(2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

40	BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years

Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co.

(1971 to 1999)

Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

42	BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

44	BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2021:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends	§	852(b)(3)(C)	$7,654,669
Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$4,147,388
Qualified Dividend Income (QDI)	§	854(b)(1)(B)	$4,284,685

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	45

BrandywineGLOBAL —

Dynamic US Large Cap Value Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.
†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Dynamic US Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

BWXX211448 11/21 SR21-4264

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2020 and September 30, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $322,330 in September 30, 2020 and $322,330 in September 30, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2020 and $0 in September 30, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2020 and $80,500 in September 30, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2020 and $0 in September 30, 2021, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2020 and September 30, 2021; Tax Fees were 100% and 100% for September 30, 2020 and September 30, 2021; and Other Fees were 100% and 100% for September 30, 2020 and September 30, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $1,105,712 in September 30, 2020 and $1,124,357 in September 30, 2021.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J.W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: November 24, 2021